CUSIP No. 879946101

                                    EXHIBIT 5

                             JOINT FILING AGREEMENT

         The undersigned reporting persons hereby agree that the statements filed pursuant to this Schedule 13D, to which this Agreement is filed as an exhibit, are filed on behalf of each of them.

Date:  December 17, 2001

                                 J.P. MORGAN PARTNERS (BHCA), L.P.


                                 By:    JPMP Master Fund Manager, L.P.,
                                        its General Partner

                                 By:    JPMP Capital Corp.,
                                        its General Partner


                                 By:    /s/ Michael R. Hannon
                                    --------------------------------------------
                                        Name:  Michael R. Hannon
                                        Title:    Managing Director


Date:  December 17, 2001

                                 ASIA OPPORTUNITY FUND, L.P.

                                 By:    Asia Opportunity Company,
                                        its General Partner


                                 By:    /s/ Arnold L. Chavkin
                                    --------------------------------------------
                                        Name:  Arnold L. Chavkin
                                        Title:    Executive Vice President

CUSIP No.879946101


Date:  December 17, 2001

                                 CAIP CO-INVESTMENT FUND PARALLEL FUND (I) C.V.

                                 By:    Asia Opportunity Company,
                                        its General Partner


                                 By:    /s/ Arnold L. Chavkin
                                    --------------------------------------------
                                        Name:  Arnold L. Chavkin
                                        Title:    Executive Vice President


Date:  December 17, 2001

                                 CAIP CO-INVESTMENT FUND PARALLEL FUND (II) C.V.

                                 By:    Asia Opportunity Company,
                                        its General Partner


                                 By:    /s/ Arnold L. Chavkin
                                    --------------------------------------------
                                        Name:  Arnold L. Chavkin
                                        Title:    Executive Vice President


Date:  December 17, 2001

                                 J.P. MORGAN ASIA INVESTMENT PARTNERS, L.P.

                                 By: J.P. Morgan Asia Equity Partners, L.P., its General Partner

                                 By:    JPMP Asia Equity Company,
                                        a Managing General Partner


                                 By:    /s/ Arnold L. Chavkin
                                    --------------------------------------------
                                        Name:  Arnold L. Chavkin
                                        Title:    Executive Vice President